PACE® Select Advisors Trust

May 8, 2017

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2016, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the diversification classification under the Investment Company Act of 1940, as amended, for PACE Alternative Strategies Investments (the "Fund"), a series of PACE Select Advisors Trust (the "Trust"). The Fund has recently changed its classification from a non-diversified investment company to a diversified investment company. The relevant disclosure in the Summary Prospectus is changed effective as of the date of this supplement.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Principal risks" and sub-captioned "Non-diversification risk" on page 5 of the Summary Prospectus is deleted in its entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.

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